Exhibit 10.70

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

ADA-ES, INC.

PROJECT CROWFOOT INCENTIVE PROGRAM

AS AMENDED AND RESTATED ON

AUGUST 13, 2008, OCTOBER 15, 2008 AND MARCH 23, 2010

The program described herein (the “Program”) is established pursuant to Section 6(e) of ADA-ES, Inc.’s (the “Company”) 2007 Equity Incentive Plan (the “Plan”).

Establishment of the Program. The Administrator1 hereby establishes the Program for the purpose of reserving shares and granting Awards to the grantees named herein (each a “Grantee” and collectively the “Grantees”), to incent and reward them for their work for the Company in reaching certain defined milestones (the “Milestones”) in connection with the development and putting into commercial operation of the Company’s planned “Greenfield” activated carbon (“AC”) manufacturing facility, which the Company refers to as “Project Crowfoot.”

Shares Reserved. There is hereby reserved within the Plan a total of 172,500 shares of restricted Company common stock (the “Shares”) for awards to be issued in accordance with the terms hereof, to Grantees, as follows:

Michael Durham (57,500 Shares);

Mark McKinnies (46,000 Shares);

Jean Bustard (46,000 Shares);

Richard Miller (11,500 Shares); and

Jim Kelly (11,500 Shares);

to be awarded in the discretion of the Administrator in accordance with the terms hereof, with reverse vesting in accordance with the schedule (“Vesting Schedule”) set forth herein, and in accordance with the Plan.

Limitation on Awards. Section 6(f) of the Plan sets forth the maximum number of Shares which may underlie Awards made to any individual grantee under the Plan in any fiscal year (the “Individual Annual Plan Maximum”). As of the date of the Program, the Individual Annual Plan Maximum is 30,000. During any fiscal year, the Shares awarded to a Grantee under the Program shall be such as shall assure that all Awards made to any Grantee for that year under the Plan shall not exceed the Individual Annual Plan Maximum, as the same may be amended from time to time in the future.

Awards to Grantees Durham, McKinnies and Bustard. In the sole discretion of the Administrator, and subject to the other requirements set forth herein, Durham, McKinnies and Bustard (i.e., those Grantees for whom more than 30,000 Shares are reserved under the Program) shall be awarded Shares in the following manner: in FY2008, they shall each be awarded Shares in the amount of the Individual Annual Plan Maximum less the number of other Shares underlying Awards previously granted to them under the Plan in FY2008; in FY2009 and in any subsequent fiscal year, they shall each receive that number of Shares equal to any remaining Shares reserved for them under the Program but not more than the Individual Annual Plan Maximum less the number of Shares underlying Awards previously granted to them under the Plan in that fiscal year. In the sole discretion of the Administrator, Shares shall be awarded annually (at the first regular meeting of the Administrator occurring in a fiscal year) to each Grantee in this manner, subject to the other requirements of the Program, until all Shares reserved under the Program have been awarded to such Grantees.

1 The terms “Administrator,” “Awards,” “Grantees” and “Shares” shall each have the meaning given to them in the Plan.

Amended & Restated Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

Awards to Grantees Miller and Kelly. In the sole discretion of the Administrator, and subject to the other requirements set forth herein, Miller and Kelly shall be awarded Shares in an amount up to the number of Shares reserved for them under the Program, but not more than the Individual Annual Plan Maximum less the number of Shares underlying Awards previously granted to them under the Plan in that fiscal year. In the event the total number of Shares reserved for either Grantee Miller or Kelly cannot be awarded in the first year, Shares shall be awarded in subsequent years, in the same manner and subject to the same conditions as Awards to be made to Grantees Durham, McKinnies and Bustard.

Conditions to be Met by Grantee at Time of Award. Each Grantee shall meet all conditions required of a grantee under the Plan at the time of any Award hereunder. In addition, as of such time, each Grantee shall meet the following additional conditions: (1) Grantee must be meaningfully involved in Project Crowfoot in some capacity; and (2) Grantee must be employed by, or contracted with, the Company or one of its subsidiaries. Notwithstanding the satisfaction of the foregoing conditions, the Administrator may, in its sole discretion, determine not to make an Award to a Grantee hereunder for any reason, and Grantee shall have no claim against the Company or the Administrator for the Shares that would have otherwise been the subject of an Award hereunder.

Awards of Shares under the Program are illustrated in the following table:

Award Table2

	Shares Reserved	FY2008 Award	FY2009 Award	FY2010 Award

Durham	57,500	Plan Max – a = m	57,500 – m – d = x	57,500 – x

McKinnies	46,000	Plan Max – b = n	46,000 – n – e = y	46,000 – y

Bustard	46,000	Plan Max – c = o	46,000 – o – f = z	46,000 – z

Miller	11,500	11,500[3]	A	A

Kelly	11,500	11,500[3]	A	A

Total	172,500

2 For each fiscal year, the number of Shares awarded under the Program to any Grantee may not exceed the Individual Annual Plan Maximum less the number of shares underlying other Awards previously granted to that Grantee under the Plan during that fiscal year. This Table, which is for illustrative purposes, shows only Awards made through 2010. However, depending on the number of reserved Shares awarded in prior years, in the discretion of the Administrator, Awards under the Program may be made beyond 2010.

3 For purposes of this table, it is assumed that the Awards for Grantees Miller and Kelly can be made in their entirety in FY 2008 without exceeding the Individual Annual Plan Maximum, and will therefore be made in their entirety in FY 2008. In no event however, shall the Award of Shares to either of them hereunder be made in an amount which exceeds the Individual Annual Plan Maximum, and any Award hereunder shall be reduced in such a manner as to assure compliance with this requirement.

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

2

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

Notes:	Plan Max = the Individual Annual Plan Maximum as defined in Section 6(f) of the Plan
a = shares underlying Awards previously made to Durham in FY2008
b = shares underlying Awards previously made to McKinnies in FY2008
c = shares underlying Awards previously made to Bustard in FY2008
d = shares underlying Awards previously made to Durham in FY2009
e = shares underlying Awards previously made to McKinnies in FY2009
f = shares underlying Awards previously made to Bustard in FY2009

A = any remaining Shares to be awarded under the Program

Execution of Restricted Stock Agreements. Each Grantee shall timely enter into a Restricted Stock Purchase Agreement (the “RSPA Agreement”) in the form substantially as attached hereto, as required under the Plan, as to those Shares accepted by the Grantee as an Award hereunder.

Purchase of Shares by Grantees; Lapse of Company’s Repurchase Rights. Shares awarded hereunder shall be purchased by the Grantees for the cash purchase price of $.01 per Share. The Shares shall remain the property of the Grantee in accordance with the Plan, subject at all times to the Company’s repurchase rights under the RSPA Agreement which may be exercised in accordance with the terms of the RSPA Agreement until such time as the Shares vest in accordance with the provisions of the Plan, the RSPA Agreement and the Program.

Vesting of Shares. The repurchase rights of the Company shall lapse with respect to that percentage of the total Shares reserved for the Grantee hereunder according to the Vesting Schedule below, following the occurrence of a specific Milestone, so long as the following conditions are met by the Grantee at the time of vesting: (1) Grantee remains meaningfully involved in Project Crowfoot; and (2) Grantee remains employed by, or contracted with, the Company or one of its subsidiaries. Following the occurrence of a Milestone and as of the next open trading window for the Company’s stock in accordance with the Company’s insider trading policy, the Shares attributable to that Milestone shall vest, and the Company’s repurchase rights shall lapse, as of such date (the “Vesting Date”).

Vesting Schedule

Milestones[4]	Number of Reserved Shares Vested[5]
	Durham	McKinnies/ Bustard*	Miller	Kelly

Strategic Partner Plus Promote	12,500	10,000	none	3,333
Off-Take Contracts	12,500	10,000	10,000	3,333

Financial Close	12,500	10,000	none	3,334

4 The Milestones are defined in Exhibit 1.

5 If a Milestone is met, and vesting for that Milestone thereafter occurs, but less than that number of Shares has theretofore been granted to the Grantee, then the balance of Shares vested shall vest immediately upon the next grant, up to that number necessary to vest the number vested in accordance with Milestones previously met.

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

3

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

Project Schedule/Plant Start-Up	5,000	4,000	none	none

Commercial Production/Profitability	15,000	12,000	1,500	1,500

TOTALS	57,500	46,000	11,500	11,500

* Mr. McKinnies and Ms. Bustard are each entitled to the number of Shares specified in the table, for a total of 92,000 Shares between them.

Request to Exchange Vested Shares for Cash. In order to assist the Grantee with minimum statutory withholding obligations that may be owing at the time of vesting of the Shares, the Company shall have the option, at the request of the Grantee, to repurchase that portion of the Shares (up to 35% of the Shares vesting at the time of a Vesting Event) necessary to satisfy the minimum statutory withholding obligation of the Grantee, for an amount equal to the Fair Market Value (as such term is defined in the Plan) of the Shares to be so purchased, as of the Vesting Date. The Grantee shall notify the Company in writing as to his or her request, including therein a statement as to the number of Shares requested to be repurchased by the Company, not later than 10 days after the Vesting Date of each Milestone and the Company will promptly thereafter inform the Grantee whether it elects to make such repurchase. If and to the extent the Company agrees to repurchase any of such Shares, the Grantee shall promptly transfer the Shares to be so purchased to the Company and the Company will pay the minimum statutory withholding obligations to the appropriate authorities.

[EXHIBIT DOCUMENTS FOLLOW ON NEXT PAGE]

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

4

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

ADA-ES, Inc.

Crowfoot Incentive Program under the 2007 Equity Incentive Plan

(As Amended and Restated on August 13, 2008 and October 15, 2008)

Exhibit 1

Milestone Definitions

1.	Strategic Partner Plus Promote – This Milestone shall be deemed satisfied as of the date on which the Company enters into a binding, definitive agreement with a strategic partner for Project Crowfoot by which the partner commits to contribute no less than $60 million of equity to the project and, as part of that agreement, or in an agreement whereby the partner agrees to purchase an equity interest in the Company, commits to pay the Company no less than One Million Dollars ($1,000,000) in recognition of the advancement of the project to date (or for any other reason). The total amount of this incentive decreases by 5% of the Shares reserved for the Grantee entitled to such Shares for this Milestone* per month as of each monthly anniversary after April 30, 2008, during which this Milestone remains unfulfilled**.

2.	Off-Take Contracts – This Milestone shall be deemed satisfied as of the date on which the Company has entered into definitive contracts which provide for the sale of a total 200 million pounds of AC over a period of no more than ten (10) years, with pricing within the range set forth in the financial model for the project as of the time of Financial Close (as defined in Milestone #3). The total amount of this incentive decreases by 5% of the Shares reserved for the Grantee entitled to such Shares for this Milestone* per month as of each monthly anniversary after Financial Close (as defined in Milestone #3), during which this Milestone remains unfulfilled**.

3.	Financial Close – This Milestone shall be deemed satisfied as of the date on which the Company has entered into definitive contracts which provide for the date on which debt financing sufficient to assure construction of the first facility (including all items necessary to complete the facility and the first AC production line) is irrevocably committed, subject only to customary funding conditions. The total amount of this incentive decreases by 5% of the Shares reserved for the Grantee entitled to such Shares for this Milestone* per month as of each monthly anniversary after ##, during which this Milestone remains unfulfilled**.

4.	Project Schedule – Plant Start Up – This Milestone shall be deemed satisfied as of the date on which the first production line in the facility is placed into commercial service with an output capacity of no less than ## pounds of AC per year. The total amount of this incentive decreases by 5% of the Shares reserved for the Grantee entitled to such Shares for this Milestone* per month as of each monthly anniversary after ##, during which this Milestone remains unfulfilled**

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

5.	Commercial Production/Profitability – This Milestone shall be deemed satisfied as of the date, which shall be no sooner than one year after Plant Start Up (as defined in Milestone #4), when for a six month average consecutive period, the plant has produced AC with an output capacity of greater than ## pounds of AC per year, at a cost that is within 10% of budgeted operating cost per the financial model in effect as of Financial Close (as defined in Milestone #3). The total amount of this incentive decreases by 5% of the Shares reserved for the Grantee entitled to such Shares for this Milestone* per month as of each monthly anniversary after ## during which this Milestone remains unfulfilled**.

With respect to Shares awarded to Executives other than Mr. Miller:

*, **   If a Milestone is unfulfilled as of a particular date resulting in a decrease in the amount of an incentive for a certain Milestone, the number of Shares otherwise allocated to such Milestone resulting from such decrease shall be reallocated to the next Milestone until the Share cap for such Milestone is reached. Such reallocation shall automatically take place as of the beginning of the day immediately following the deadline for each Milestone that remains unfulfilled. For example, as of July 1, 2008, the “Strategic Partner Plus Promote” Milestone had not been fulfilled, resulting in a decrease in the number of Shares reserved for each Grantee for such Milestone in the amount of 10% total. Accordingly, as of July 1, the Shares would be reallocated as shown on the attached Schedule 1. Once the Share caps for every Milestone are reached, any Shares that would have otherwise been re-allocated shall be forfeited and permanently restricted from vesting, and the Company shall be entitled to repurchase such Shares at that time or any time thereafter, notwithstanding anything to the contrary in the RSPA or the Plan.

With respect to Shares awarded to Messrs. Miller and Kelly:

* For clarification purposes, the parties acknowledge that the failure to achieve a milestone within twenty (20) months after the initial date specified for the Milestone will divest the Grantee to all rights to the Shares to have vested for attainment of that Milestone.

** If a Milestone is unfulfilled as of a particular date, thereby leading to a forfeiture of the percentage of Shares specified in the Milestone, the Shares representing that percentage so forfeited shall be permanently restricted from vesting with the Grantee, and the Company shall be entitled to repurchase such Shares at that time or any time thereafter, notwithstanding any contrary provision of the RSPA or the Plan.

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

2

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

PROJECT CROWFOOT INCENTIVE PROGRAM

UNDER THE

ADA-ES, INC. 2007 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK PURCHASE AWARD

Grantee’s Name and Address:

You have been granted the right to purchase shares of Common Stock of the Company, subject to the terms and conditions of this Notice of Restricted Stock Purchase Award (the “Notice”), under the Project Crowfoot Incentive Program, as amended and restated on August 13, 2008 and October 15, 2008 (the “Program”) under the ADA-ES, INC. 2007 Equity Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Stock Purchase Award Agreement (the “Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number

Grant Date

Vesting Commencement Date

Purchase Price per Share

Total Number of Shares of Common Stock Awarded

Total Purchase Price

Vesting Schedule:

Subject to Grantee’s Continuous Service and other limitations set forth in the Program, this Notice, the Agreement and the Plan, the Shares will “vest” in accordance with the following schedule:

The Vesting Schedule applicable to the Shares granted hereunder is set forth in the Program, a copy of which Grantee, by execution of this Notice, acknowledges as having been received by Grantee. Grantee acknowledges that unvested Shares may be reallocated to other Milestones on the terms described in the Program.

For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Shares, that such Shares are no longer subject to repurchase at the Purchase Price per Share; provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the Agreement or the Plan.

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

Shares that have not vested are deemed “Restricted Shares.” If the Grantee would become vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Grantee becomes vested in the entire Share. Notwithstanding the foregoing, the Shares subject to this Notice will be subject to the provisions of the Agreement and Section 11 of the Plan relating to the release of repurchase and forfeiture provisions in the event of a Corporate Transaction or Change in Control.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement, and that signed copies of this Notice and the Agreement (including signed copies of Exhibits A, B and C thereto, as applicable) have been exchanged between the parties.

ADA-ES, INC.

By:

Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PROGRAM OR PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE’S STATUS IS AT WILL.

The Grantee acknowledges receipt of a copy of the Program, the Plan and the Agreement (including Exhibits A, B & C thereto) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement, the Program and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and the Agreement and fully understands all provisions of this Notice, the Agreement, the Program and the Plan. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Program, the Plan and the Agreement shall be resolved in accordance with Section 21 of the Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

2

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

Dated: ___________________________	Signed: _________________________________

Print Name: ______________________________

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

3

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

ADA-ES INC. 2007 EQUITY INCENTIVE PLAN

PROJECT CROWFOOT INCENTIVE PROGRAM

RESTRICTED STOCK PURCHASE AWARD AGREEMENT

1.     Purchase of Shares. ADA-ES INC., a Colorado corporation (the “Company”), hereby issues and sells to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Purchase Award (the “Notice”), the Total Number of Shares of Common Stock Awarded set forth in the Notice (the “Shares”) for a Purchase Price per Share set forth in the Notice (the “Total Purchase Price”), subject to the Notice, this Restricted Stock Purchase Award Agreement (the “Agreement”), the terms and provisions of the Company’s 2007 Equity Incentive Plan, as amended from time to time (the “Plan”) and the terms and provisions of the Project Crowfoot Incentive Program, as amended and restated on August 13, 2008 and October 15, 2008 (the “Program”), which are incorporated herein by reference. Payment for the Shares in the amount of the Total Purchase Price set forth in the Notice shall be made to the Company upon execution of the Notice. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. All Shares sold hereunder will be deemed issued to the Grantee as fully paid and nonassessable shares, and the Grantee will have the right to vote the Shares at meetings of the Company’s shareholders. The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder.

2.     Method of Payment. Payment of the Total Purchase Price shall be by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such payment method does not then violate an Applicable Law:

(a)	cash; or

(b)	check.

3.     Transfer Restrictions. The Shares sold to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice. Any attempt to transfer Restricted Shares in violation of this Section 3 will be null and void and will be disregarded. Before the Shares fully vest, the Shares will be subject to the Company’s Repurchase Rights as set forth in Section 8 below.

4.     Escrow of Stock. For purposes of facilitating the enforcement of the provisions of this Agreement, the Grantee agrees, immediately upon receipt of the certificate(s) for the Restricted Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by the Grantee and the Grantee’s spouse

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

(if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Restricted Shares have not vested pursuant to the Vesting Schedule set forth in the Notice and continue to be subject to the Company’s Repurchase Rights, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of all Restricted Shares and termination of the Company’s Repurchase Right, the escrow holder will, without further order or instruction, transmit to the Grantee the certificate evidencing such Shares, subject, however, to satisfaction of any withholding obligations provided in Section 6 below.

5.     Distributions. Except as set forth in Section 8(e), the Company shall disburse to the Grantee all dividends and other distributions paid or made in cash with respect to the Shares and Additional Securities (whether vested or not), less any applicable withholding obligations.

6.     Section 83(b) Election and Withholding of Taxes. The Grantee shall provide the Administrator with a copy of any timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an “83(b) Election”), a form of which is attached hereto as Exhibit B. If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations. If the Grantee does not make a timely 83(b) Election, the Grantee shall, as Restricted Shares vest, or at the time withholding is otherwise required by any Applicable Law, pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations. The Grantee may satisfy his or her withholding obligations by authorizing the Company to transfer to the Company the number of vested Shares held in escrow that have an aggregate Fair Market Value equal to the withholding obligations. The Grantee hereby represents that he or she understands (a) the contents and requirements of the 83(b) Election, (b) the application of Section 83(b) to the receipt of the Shares by the Grantee pursuant to this Agreement, (c) the nature of the election to be made by the Grantee under Section 83(b) and the consequences of either making or not making the 83(b) Election, and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. The Grantee further represents that he or she intends OR does not intend to file an election pursuant to Section 83(b) with the Internal Revenue Service within thirty (30) days following the date of this Agreement, and submit a copy of such election with his or her federal tax return for the calendar year in which the date of this Agreement falls.

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

[NOTE: The Grantee must cross through the inapplicable language in the last sentence of the preceding paragraph, and initial here:                      .]

7.     Additional Securities. Any securities received as the result of ownership of the Restricted Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company’s capital structure, shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Restricted Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice and the Company’s Repurchase Rights. The Grantee shall be entitled to direct the Company to exercise any warrant, option or other right received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant, option or right. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. Appropriate adjustments to reflect the distribution of Additional Securities shall be made to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company’s capital structure. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.

8.     Company’s Repurchase Rights.

(a)     Grant of Repurchase Rights. The Company is hereby granted the right to repurchase all or any portion of the Shares that are Restricted Shares and any Additional Securities (the “Repurchase Right”) exercisable at any time during the period commencing on the date the Grantee’s Continuous Service terminates for any reason, with or without cause (including death or disability) (the “Termination Date”) and ending ninety (90) days after the first date on which the Repurchase Right may be exercised without incurring an accounting expense with respect to such exercise (the “Share Repurchase Period”). Notwithstanding the foregoing, if a Milestone under the Program is unfulfilled as of a particular date and the Shares attributable to such Milestone are not reallocated to another Milestone, thereby leading to a forfeiture of Shares, such forfeited Shares shall be permanently restricted from vesting with the Grantee, and the Company shall be entitled to repurchase such Shares at that time or any time thereafter, notwithstanding any contrary provision of this Agreement or the Plan.

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

(b)     Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to the Grantee prior to the expiration of the Share Repurchase Period. The notice shall indicate the number of Shares and any Additional Securities to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Share Repurchase Period. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Grantee in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) for Restricted Shares being repurchased, the Purchase Price per Share or Additional Securities previously paid by the Grantee to the Company for such Shares and Additional Securities. Upon such payment to the Grantee or into escrow for the benefit of the Grantee, the Company and/or its assigns shall become the legal and beneficial owner of the Shares and Additional Securities being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares and Additional Securities being repurchased, without further action by the Grantee.

(c)     Assignment. Whenever the Company shall have the right to purchase Shares and Additional Securities under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Repurchase Right.

(d)     Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised. In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to all vested Shares upon the date on which such shares cease to be Restricted Shares.

(e)     Corporate Transaction/Change in Control. Immediately prior to the consummation of a Corporate Transaction described in Section 2(q)(i), (ii) or (iii) of the Plan or a Change in Control, the Repurchase Right as to all unvested Shares and any Additional Securities shall automatically lapse in its entirety, except to the extent this Agreement is Assumed, in which case the Repurchase Right shall apply to the new capital stock or other property received in exchange for the unvested Shares and Additional Securities in consummation of the Corporate Transaction or Change in Control, but only to the extent the unvested Shares and Additional Securities are at the time covered by such right. The Repurchase Right as to Restricted Shares and Additional Securities shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares and Additional Securities in consummation of a Corporate Transaction and such stock or property shall be deemed Additional Securities for purposes of this Agreement, but only to the extent the Shares and Additional Securities are at the time covered by such Repurchase Right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction.

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

9.     Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

10.     Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

11.     Restrictive Legends. Grantee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, if applicable, together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A REPURCHASE RIGHT HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.

12.     Lock-Up Agreement.

(a)     Agreement. Grantee, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 12.

(b)     No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 12(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 12 may not be amended or waived except with the consent of the Lead Underwriter.

13.     Grantee’s Representations. In the event the Shares purchasable pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended, at the time of purchase, the Grantee shall, if required by the Company, concurrently with the purchase of the Shares, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.

14.     Transferability. No benefit payable under, or interest in, this Agreement or in the shares of Common Stock that are scheduled to be issued hereunder shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, your or your beneficiary’s debts, contracts, liabilities or torts; provided, however, nothing in this Section 14 shall prevent transfer (i) by will, (ii) by applicable laws of descent and distribution or (iii) to an Alternate Payee to the extent that a QDRO so provides, as further described in Section 20 of the Plan.

15.     No Contract for Employment. This Agreement is not an employment or service contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation of the Grantee to continue in the employ or service of the Company, or of the Company to continue to employ Grantee.

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

16.     Applicability of Plan. This Agreement is subject to all the provisions of the Plan, which provisions are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

17.     No Compensation Deferral. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, but rather is intended to be exempt from the application of Code Section 409A. To the extent that the Award is nevertheless deemed to be subject to Code Section 409A for any reason, this Award shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator (as defined in the Plan) determines that the Award may be or become subject to Code Section 409A, the Administrator may adopt such amendments to the Plan and/or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Plan and/or the Award from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this option, or (b) comply with the requirements of Code Section 409A.

18.     Acknowledgement. By electing to accept this Agreement, you acknowledge receipt of this Agreement and hereby confirm your understanding that the terms set forth in this Agreement constitute, subject to the terms of the Plan, which terms shall control in the event of any conflict between the Plan and this Agreement, the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this Agreement. The Company may, in its sole discretion, decide to deliver any documents related to Units awarded under the Plan or future Units that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

19.     Entire Agreement: Governing Law. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of Colorado, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Colorado to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

20.     Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

21.     Dispute Resolution. The provisions of this Section 21 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Agreement. The Company, the Grantee, and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought in the Courts of the State of Colorado, and the parties shall submit to the jurisdiction of such courts. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 21 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

22.     Compliance with Laws. Notwithstanding anything contained in this Agreement or the Plan, the Company may not take any actions hereunder, and no award shall be granted, that would violate the Securities Act of 1933, as amended (the “Act”), the Securities Exchange Act of 1934, as amended, the Code, or any other securities or tax or other applicable law or regulation. Notwithstanding anything to the contrary contained herein, the shares issuable upon vesting shall not be issued unless such shares are then registered under the Act, or, if such shares are not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the Act.

23.     Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

Signature of Grantee:

Date: ,

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

FOR VALUE RECEIVED,                                      hereby sells, assigns and transfers unto ADA-ES, Inc. or its assignee,                          (            ) shares of the Common Stock of ADA-ES, Inc., a Colorado corporation (the “Company”), standing in his name on the books of, the Company, represented by Certificate No.              herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED:

The undersigned spouse of                                  joins in this assignment.

Dated: ___________________
(Spouse of ________________________)

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

EXHIBIT B

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 20     the amount of any compensation taxable in connection with the taxpayer’s receipt of the property described below:

1.     The name, address, taxpayer identification number and taxable year of the undersigned are:

TAXPAYER’S NAME:

SPOUSE’S NAME:

TAXPAYER’S SOCIAL SECURITY NO.:

SPOUSE’S SOCIAL SECURITY NO.:

TAXABLE YEAR: Calendar Year 20

ADDRESS:

2.     The property which is the subject of this election is                              shares of common stock of ADA-ES, Inc..

3.     The property was transferred to the undersigned on                     , 20__.

4.     The property is subject to the following restrictions.

Vesting as follows:

(insert appropriate Milestones and %s based on the individual and the Shares awarded as set forth in the Program and Exhibit 1 to the Program.)

5.     The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is:

$__.     per share x              shares = $            .

6.     The undersigned paid $.01 per share x              shares for the property transferred or a total of $            .

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

The undersigned will file this election with the Internal Revenue Service office to which he files his annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred. The undersigned understands that this election will also be effective as an election under                      law.

Dated: ________________________________
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ________________________________
Spouse of Taxpayer

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

2

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

EXHIBIT C

ADA-ES, INC. 2007 EQUITY INCENTIVE PLAN

INVESTMENT REPRESENTATION STATEMENT

GRANTEE	:	_________________________

COMPANY	:	ADA-ES, Inc.

SECURITY	:	COMMON STOCK

AMOUNT	:	_________________________

DATE	:	_________________________

In connection with the purchase of the above-listed Securities, the undersigned Grantee represents to the Company the following:

(a)     Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)     Grantee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee’s investment intent as expressed herein. In this connection, Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

Exhibit 10.70 to Form 10-Q for the quarterly period ended March 31, 2010, filed by ADA-ES, Inc. (File No. 000-50216) on May 14, 2010

## indicates portions of the exhibit that have been omitted pursuant to a request for confidential information and filed separately with the Commission.

(c)     Grantee is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires (i) the resale to occur not less than six months after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; (ii) in the case of acquisition of the Securities by a non-affiliate who subsequently holds the Securities less than one year, the availability of certain public information about the Company; and (iii) in the case of acquisition of the Securities by an affiliate: (A) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), (B) the availability of certain public information about the Company, (C) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (D) the timely filing of a Form 144, if applicable. Other restrictions may also apply to sales of the Securities, and Grantee understands that the Securities may not be readily resold, and that delays may occur in selling the Securities, even if they are eligible for sale under Rule 144.

(d)     Grantee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event, and that the Securities may not be salable by Grantee.

(e)     Grantee represents that he is a resident of the State of                                 .

Signature of Grantee:

[Print Name]

Date:

Restricted Stock Purchase Agreement for the

Project Crowfoot Incentive Program under the

ADA-ES, Inc. 2007 Equity Incentive Plan

2